EXHIBIT 32-a(1)

Rule 13a-14(b) Certification of CEO and CFO

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tianci International, Inc. (the “Company”) certifies that:

1.       The Quarterly Report on Form 10-Q of the Company for the period ended April 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2023	By: /s/ Shufang Gao
Shufang Gao, Chief Executive Officer and Chief Financial Officer